UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
                          Washington,  D.  C.  20549  -  1004

                                    FORM  8-K

CURRENT  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF  1934

DATE  OF  REPORT  (Date  of  earliest  event  reported)   April 26, 2004
                                                          -------------------
                        COMMISSION  FILE  NUMBER  0-2413
                                                  ------
                          MacDermid,  Incorporated
                          -----------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut                             06-0435750
          -----------                             ----------
(State  or  other  jurisdiction  of              (I.R.S.  Employer
 incorporation  or  organization)              Identification  No.)

245  Freight  Street,  Waterbury,  Connecticut            06702
-----------------------------------------------------------
(Address  of  principal  executive  offices)           (Zip  Code)

Registrant's  telephone  number,  including  area  code  (203)  575-5700
                                                         --------------
                               None
               ---------------------------------
Former name, former address and former fiscal year, if changed since last report.



Indicate  by  check  mark  whether  the  registrant  (1)  has  filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                        -------    ------.

ITEM  5:  Other  Events

     MacDermid, Incorporated issued its press release on April 26, 2004. Refer to the Press Release dated April 26, 2004 attached as Exhibit 99 to this filing.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
  (Registrant)


Date:  April 26, 2004                                    /s/ John L. Cordani
                                                         Corporate Secretary

Item 9. Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure".

On April 26th 2004, MacDermid Incorporated issued a press release announcing its financial results for the three months end March 31, 2004. The press release is attached as Exhibit 99.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

"Gross Profit Before Special Charges", "Operating Profit Before Amortization and Special Charges", "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before Special Charges" and "Owners Earnings" are not intended to represent Net Earnings (Loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.

The non-GAAP financial measures included in our press release have been reconciled to the comparable GAAP measures as required under SEC rules, and this reconciliation is furnished in the press release attached as Exhibit 99. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for GAAP financial results. We encourage investors to carefully review the GAAP financial information included in our Annual Report on 10-K, our Quarterly Reports on Form 10-Q, and our quarterly earnings releases.